UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

NOVO ENERGIES CORP.
(Name of Registrant Specified In Its Charter)
______________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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417, Rue St-Pierre, Suite 804
Montreal, QC H2Y 2M3
Canada
(514) 840-3697

NOTICE OF WRITTEN CONSENT

DUE BY [APRIL 30], 2012

To the Shareholders:

Attached hereto is a Proxy Statement which solicits the written consent of the shareholders of Novo Energies Corp. (the "Company") to authorize and approve the change of the Company’s name to "Immunovative, Inc."

Attached to the Proxy Statement as Appendix A is the Consent Resolution of the Shareholders (the "Consent Resolution"), which provides for authorization and approval of the name change. The procedure for indicating authorization and approval of the name change is described in detail in the attached Proxy Statement.

If by [April 30], 2012 the Company receives the written consents from holders of a majority of the Company's issued and outstanding stock as of February 21, 2012 (the "Record Date"), the name change shall be deemed to have been approved by the Company's shareholders. If the Company does not receive written consent from holders of a majority of the Company’s outstanding common stock by [April 30], 2012, it will not undertake the name change pursuant to this Proxy Statement and all written consents received will become void.  No meeting will be held to vote on this corporate action.

The Corporation requests that you fill out, date, sign and return the enclosed Consent Resolution, which is solicited by the Board of Directors of the Company.

Your consent is important. Please sign and date the enclosed Written Consent and return it to us either by facsimile at +1 (514) 635-1388 or by mail at 417, Rue St-Pierre, Suite 804, Montreal, QC H2Y 2M3, Canada.  You may revoke your consent by written notice received by the Company prior to the earlier of filing a Certificate of Amendment to effect the name change or [April 30], 2012.

By Order of the Board of Directors,
/s/ Antonio Treminio
Antonio Treminio, CEO

[______________], 2012

417, Rue St-Pierre, Suite 804
Montreal, QC H2Y 2M3
Canada
(514) 840-3697

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PROXY STATEMENT

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SHARHOLDER ACTION BY WRITTEN CONSENT

This Proxy Statement has been prepared by the Board of Directors (the “Board”) of Novo Energies Corp., a Florida corporation (the "Company") and is furnished in connection with the solicitation by the Board of Directors of the written consent of the shareholders of the Company to authorize and approve the amendment of the Articles of Incorporation of the Company to change its name to "Immunovative, Inc."

The Company intends to distribute this Proxy Statement and the accompanying materials to its shareholders on or about [__________], 2012. Attached to this Proxy Statement as Appendix A is the Consent Resolution of Shareholders ("Consent Resolution"), which provides for the authorization and approval of the amendment to the Company's Articles of Incorporation to effect the name change. The procedure for indicating your approval of the name change is described in this Proxy Statement.

General Information

Reason for Name Change

After actively pursuing several business plans, including as an alternative energy corporation, on December 12, 2011, we entered into a License Agreement with Immunovative Therapies, Ltd., an Israeli Corporation (“Immunovative”) pursuant to which the Company received an immediate exclusive world wide license to commercialize all product candidates based on Immunovative’s current and future patents.  The Board believes that changing our name to "Immunovative, Inc." will better reflect our current business plan.

Voting Rights

The matter being submitted for shareholder approval is to be acted upon by written consent, without a meeting, rather than by a vote held at a meeting. The holders of the Company's issued and outstanding common stock are entitled to consent in writing to the name change. The execution in the affirmative of the Written Consent by the holders of a majority of the issued and outstanding shares of the Company's common stock is required to authorize the amendment to the Articles of Incorporation and the name change to be effected by that amendment. No dissenters' rights or rights of appraisal are applicable or available in connection with this action.

Only record holders of shares of the Company's common stock at the close of business February 21, 2012 (the "Record Date") are entitled to execute the Consent Resolution. At the close of business on the Record Date there were 97,675,646 shares of common stock issued and outstanding held by approximately 1,100 shareholders of record. If the Company receives written consent approving the name change from holder of 48,837,824 shares of common stock, it will have shareholder approval of the name change.  A holder of common stock on the Record Date will be entitled to provide one (1) vote for each share of common stock then registered in such holder's name. The holders of the common stock as of the Record Date are referred to in this Proxy Statement as the "Shareholders."

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Solicitation of Written Consents

Under Section 607.0704 of the Florida Business Corporation Act law and under the Company's Articles of Incorporation and bylaws, any action that may be taken at any meeting of the Shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the Shareholders is being submitted for action by written consent rather than by votes cast at a meeting. The attached Consent Resolution will be effective on the date that the Company receives signed Written Consents representing the consent of the holders of a majority of the Company's issued and outstanding common stock as of the Record Date.  If the Company does not receive written consent from the holders of a majority of the Company’s outstanding common stock as of the Record Date by [April 30], 2012, all written consents received by it until then shall cease to be valid.

Procedure to Indicate Your Approval of the Name Change

To indicate your approval of the name change to "Immunovative, Inc.", please check the box underneath “FOR” on the attached Appendix A, sign and date along with your co-tenant holder if applicable, and return the proxy to us on or by [April 30], 2012 either by facsimile at +1 (514) 635-1388 or by mail at 417, Rue St-Pierre, Suite 804, Montreal, QC H2Y 2M3, Canada.

Stockholder Proposals for 2012 Annual Meeting

If a shareholder wishes to submit a shareholder proposal pursuant to Rule 14a-5(e) of the Exchange Act of 1934 for inclusion in our proxy statement for the 2012 Annual Meeting of shareholders, we must receive such proposal and supporting statements, if any, at our principal executive office at a reasonable time before we begin to print our Annual Meeting proxy statement. A stockholder’s notice to our secretary must set forth as to each matter the stockholder proposes to bring before the 2012 Annual Meeting of Stockholders: (1) a brief description of the business desired to be brought before the 2012 Annual Meeting of Stockholders; (2) the reason(s) for conducting such business at the 2012 Annual Meeting of Stockholders; (3) the name and record address of the stockholder proposing such business; (4) the class and number of our shares that are beneficially owned by the stockholder proposing such business; and (5) any financial interest in the proposed business of the stockholder proposing such business.

If a stockholder wishes to submit a stockholder proposal outside of Rule 14a-5(e) to be brought before the 2012 Annual Meeting of Stockholders, the stockholder must give timely notice in writing to our secretary. We must receive such notice at our principal executive office not less than 60 days prior to the date of the 2012 Annual Meeting of Stockholders.

Such proposals should be submitted in writing to: Novo Energies Corp., 417, Rue St-Pierre, Suite 804, Montreal, QC H2Y 2M3, Canada.

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Appendix A

CONSENT RESOLUTION OF THE SHAREHOLDERS
OF
NOVO ENERGIES CORP.
SIGNATURE CARD

Novo Energies Corporation (“Novo”) requests you to fill out, date, sign and return this Consent Resolution of the Shareholders Signature Card, which is solicited by the Board of Directors of Novo as described in the accompanying Proxy Statement. Your consent is important. Please sign and date this Signature Card and return it promptly. Your consent as evidenced by your signature and return of this card is revocable only if written notice of revocation is received by the Company prior to the earlier of filing a Certificate of Amendment to effect the name change or [April 30], 2012.

1. To approve an amendment to Novo’s Articles of Incorporation to change its name to “Immunovative, Inc.”.

         FOR                AGAINST                 ABSTAIN
         [ ]                    [ ]                                                                  [ ]

THIS WRITTEN CONSENT WHEN PROPERLY EXECUTED WILL BE DEEMED REVOCABLE ONLY IF WRITTEN NOTICE IS RECEIVED BY THE COMPANY PRIOR TO THE EARLIER OF FILING A CERTIFICATE OF AMENDMENT TO EFFECT THE NAME CHANGE OR [APRIL 30], 2012. IF NO DIRECTION IS MADE, THIS WRITTEN CONSENT WILL BE CONSIDERED GRANTED IN FAVOR OF PROPOSAL NO. 1 AND THE CHANGE OF CORPORATE NAME. IF THE NUMBER OF SHARES THAT YOU ARE AUTHORIZING TO APPROVE THE ABOVE ACTION IS NOT INDICATED ON THIS WRITTEN CONSENT, NOVO WILL CONSIDER YOU TO HAVE AUTHORIZED ALL SHARES OF WHICH YOU ARE THE BENEFICIAL OWNER TO APPROVE THE ABOVE ACTION.

DATE:
______________             ____________________________                                                         ____________________
                                             Signature                                                                                                           Number of Shares:

                                        ______________________________
                                          Signature of co-tenant holder, if any

Please sign exactly as the shares are issued, when co-tenants hold shares, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.  Please date, sign and return this written consent card promptly either by facsimile at +1 (514) 635-1388 or by mail at 417, Rue St-Pierre, Suite 804, Montreal, QC H2Y 2M3, Canada.